EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of GelTech Solutions, Inc. (the “Company”) on Form 10-Q for the quarter ending December 31, 2011, as filed with the Securities and Exchange Commission on the date hereof, I, Michael Cordani, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.	The quarterly report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and

2.	The information contained in the quarterly report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 14, 2012	By:	/s/ Michael Cordani
Michael Cordani
Chief Executive Officer
(Principal Executive Officer)

In connection with the quarterly report of GelTech Solutions, Inc. (the “Company”) on Form 10-Q for the quarter ending December 31, 2011, as filed with the Securities and Exchange Commission on the date hereof, I, Michael Hull, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.	The quarterly report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and

2.	The information contained in the quarterly report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 14, 2012	By:	/s/ Michael Hull
Michael Hull
Chief Financial Officer
(Principal Financial Officer)